UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
Stanley Black & Decker, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

STANLEY BLACK & DECKER, INC. 1000 STANLEY DRIVE NEW BRITAIN, CT 06053	Your Vote Counts! STANLEY BLACK & DECKER, INC. 2024 Annual Meeting Vote by April 25, 2024 11:59 PM EDT for shares held directly. Vote by April 23, 2024 11:59 PM EDT for shares held in a Plan.

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You invested in STANLEY BLACK & DECKER, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 26, 2024.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the proxy material(s) by requesting such copy prior to April 12, 2024. If you would like to request a copy of the proxy material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of proxy materials.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* April 26, 2024 9:30 a.m. EDT

The John F. Lundgren Center for Learning and Development 1000 Stanley Drive New Britain, Connecticut 06053

* Please check the meeting materials for directions to attend the meeting and any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials, which contain important information and are available on the Internet.
We encourage you to access and review the proxy materials
before voting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1a.	Donald Allan, Jr.	For
1b.	Andrea J. Ayers	For
1c.	Susan K. Carter	For
1d.	Debra A. Crew	For
1e.	Michael D. Hankin	For
1f.	Robert J. Manning	For
1g.	Adrian V. Mitchell	For
1h.	Jane M. Palmieri	For
1i.	Mojdeh Poul	For
1j.	Irving Tan	For
2.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.	For
3.	Approve the 2024 Omnibus Award Plan.	For
4.	Approve the selection of Ernst & Young LLP as the Company’s registered independent public accounting firm for the 2024 fiscal year.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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